UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 E. Cary Street Suite 601

James Center Three

Richmond, VA, 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Item 8.01	Other Events.

As previously disclosed on a Current Report on Form 8-K filed on July 13, 2022, on July 11, 2022, Medalist Diversified REIT, Inc. (the “Company”) received a deficiency letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the preceding thirty (30) consecutive business days, the closing bid price for the Company’s common stock was below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550 (a)(2) (the “Minimum Bid Price Requirement”). In accordance with its Listing Rules, Nasdaq afforded the Company 180 calendar days, or until January 9, 2023, to regain compliance.

On January 10, 2023, the Company received a letter from Nasdaq notifying the Company that, while the Company has not regained compliance with the Minimum Bid Price Requirement, the Staff has determined that the Company is eligible for an additional 180 calendar day period, or until July 10, 2023, to regain compliance. The Staff’s determination was based on (i) the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and (ii) the Company’s written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

If at any time during the second compliance period, the closing bid price of the Company’s common stock is at least $1 per share for a minimum of 10 consecutive business days, Nasdaq will provide the Company with written confirmation of compliance. If compliance with the Minimum Bid Price Requirement cannot be demonstrated by July 10, 2023, the Staff will provide written notification that the Company’s common stock will be delisted. At that time, the Company may appeal the Staff’s determination to a Hearings Panel. Accordingly, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement or maintain its listing on The Nasdaq Capital Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: January 11, 2023	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary